Fundrise Real Estate Interval Fund, LLC
Schedule of Investments (UNAUDITED)
September 30, 2025

See accompanying notes to schedule of investments.
(Amounts in thousands)
Par/Shares Description Acquisition Date
Value as of
September 30, 2025
Real Estate Co-Investment Joint Ventures - 94.9%
Industrial - 17.1%
N/A Fundrise Industrial JV 1, LLC  (Cost $3,498)
(1)(2)(3)(4)
06/04/21 $ 3,209
N/A Fundrise Industrial JV 2, LLC  (Cost $209,912)
(1)(2)(3)(4)
09/29/21 205,911
Total Industrial (Cost $213,410 ) $ 209,120
Multi-Family Residential - 20.2%
N/A Fundrise MF JV 1, LLC  (Cost $223,046)
(1)(2)(3)(4)
03/05/21 $ 247,292
Total Multi-Family Residential (Cost $223,046 ) $ 247,292
Single Family Residential - 57.6%
N/A Fundrise SFR Dev JV 1, LLC  (Cost $24,217)
(1)(2)(3)(4)
04/02/21 $ 25,598
N/A Fundrise SFR JV 1, LLC  (Cost $563,400)
(1)(2)(3)(4)
01/25/21 564,398
N/A Fundrise SFR JV 2, LLC  (Cost $80,228)
(1)(2)(3)(4)
01/09/23 116,881
Total Single Family Residential (Cost $667,845 ) $ 706,877
Total Real Estate Co-Investment Joint Ventures (Cost $1,104,301) $ 1,163,289
Commercial Mortgage-Backed Security - 1.1%
Non-U.S. Government Agency Issues - 1.1%
$ 14,000 QTS Data Centers - BX 2025-VLT7 D, 7.40% (3.25% + SOFR), 07/15/27
(5)(6)
$ 14,147
Total Commercial Mortgage-Backed Security (Cost $13,999) $ 14,147
Short-Term Investment - 4.0%
48,643 JP Morgan U.S. Treasury Plus Money Market Fund, Capital Shares, 4.09%
(7)
$ 48,643
Total Short-Term Investment (Cost $48,643) $ 48,643
Total investments, at value - 100.0% (Cost $1,166,943) $ 1,226,079
Other assets in excess of liabilities - 0.0% 249
Total Net Assets - 100.0% $ 1,226,328
LLC Limited Liability Company
(1)
Investment in an affiliate. See Note 2, Summary of Significant Accounting Policies for additional information.
(2)
Investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying notes to the schedule of investments for an explanation of this hierarchy, as well as a list of significant unobservable inputs used in the valuation of these instruments.
(3)
Restricted security. The aggregate value of restricted securities at September 30, 2025 is approximately $1,163,289 (amount in thousands) and represents approximately 94.9% of net assets. See Note 2, Summary of Significant Accounting Policies for additional information.
(4)
Non-income producing investment.
(5)
All or a portion of this security has been pledged as collateral for securities sold under agreement to repurchase.
(6)
This investment has a floating interest rate. Coupon rate, reference index and spread shown at September 30, 2025.
(7)
Rate disclosed is representative of the seven-day effective yield as of September 30, 2025.
(Amounts in thousands)
Reverse Repurchase Agreement
Counterparty Settlement Date Maturity Date
Interest %
(Borrowing Rate) Principal
Payable (Including
Accrued Interest)
Barclays Bank PLC 10/02/25 11/03/25 5.13% $ 11,654 $ (11,654)
Total $ 11,654 $ (11,654)

Fundrise Real Estate Interval Fund, LLC
Notes to Schedule of Investments (UNAUDITED)
September 30, 2025

1. Formation and Organization
Fundrise Real Estate Interval Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and has elected and has qualified to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under Part II of
Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2021, and intends to continue to qualify as a REIT. The Fund is organized as a continuously offered, non-
diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the
“1940 Act”), that operates as an interval fund. The Fund’s registration statement was declared effective on December 18, 2020. The
Fund commenced investment operations on January 1, 2021.
The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. Under normal circumstances, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate (real property whose ownership interests are not traded on public markets) and publicly traded real estate-related investments.
The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S.
Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-
owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.
2. Summary of Significant Accounting Policies
Valuation Oversight
Pursuant to SEC Rule 2a-5 under the 1940 Act, the Board has approved the Adviser as the Fund’s Valuation Designee (“Valuation
Designee”), to provide administration and oversight of the Fund’s valuation policies and procedures. The Fund values its investments in accordance with such procedures. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.
In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors.
When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.
Fair Value Measurement
The following is a current summary of certain methods generally used to value investments of the Fund under the Fund’s valuation procedures:
The Fund applies Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair
Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

Fundrise Real Estate Interval Fund, LLC
Notes to Schedule of Investments (UNAUDITED)(Continued)
September 30, 2025

The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:
Level 1 – Quoted market prices in active markets for identical assets or liabilities.
Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).
Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.
Fixed income securities are valued by an independent pricing service overseen by the Valuation Designee. The pricing service employs a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Valuation Designee, in accordance with the valuation policy and procedures approved by the Board.
These securities are generally classified in Level 2 of the fair value hierarchy.
Investments in registered investment companies, including money market funds, are valued at the NAV as of the close of each business day. These securities are generally classified in Level 1 of the fair value hierarchy.
Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value as of September 30, 2025. These reverse repurchase agreements are generally classified in Level 2 of the fair value hierarchy.
Real Estate Co-Investment Joint Ventures are stated at fair value. The Fund’s ownership interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable, and any other assets and liabilities of the joint venture. The fair values of real estate investments are generally determined by considering the income, cost, or sales comparison approaches of estimating property value. The income approach may be based on the discounted cash-flow method or the direct capitalization method. The discounted cash-flow method estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. The discount rate and the exit capitalization rate are significant inputs in valuations based on discounted cash flow analysis. These rates are based on the location, type, and nature of each property, as well as current and anticipated market conditions. The direct capitalization method converts a single year's estimated stabilized net operating income into a value indication by applying a market-based capitalization rate. Discount rates, market-based capitalization rates, and growth assumptions utilized in the income approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less depreciation plus the land value. The sales comparison approach compares recent transactions to the subject property. Adjustments are made for dissimilarities that typically provide a range of value.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
The following is a summary of the Fund’s assets and liabilities measured at fair value on a recurring basis as of September 30, 2025 , and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value (amounts in thousands) :

Fundrise Real Estate Interval Fund, LLC
Notes to Schedule of Investments (UNAUDITED)(Continued)
September 30, 2025

The following is a summary of quantitative information about the significant unobservable inputs used to determine the fair value of the Fund’s Level 3 investments as of September 30, 2025 (amounts in thousands) . The weighted average range of unobservable inputs is based on the fair value of investments. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands) :
Reverse Repurchase Agreements
The Fund may use leverage to provide additional funds to support its investment activities. The Fund may enter into reverse repurchase agreements from a bank or dealer at a specified maturity date, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay
Level 1 Level 2 Level 3 Total
Assets
Real Estate Co-Investment Joint Ventures $ – $ – $ 1,163,289 $ 1,163,289
Commercial Mortgage Backed Security – 14,147 – 14,147
Short-Term Investments 48,643 – – 48,643
Total Assets $ 48,643 $ 14,147 $ 1,163,289 $ 1,226,079
Liabilities
Reverse Repurchase Agreement $ – $ (11,654) $ – $ (11,654)
Total Liabilities $ – $ (11,654) $ – $ (11,654)
Investment Fair Value Valuation Technique
Unobservable
Input
(1)
Range (Weighted
Average)
Impact to
Valuation
from an
Increase in
Input
(2)
Real Estate Co-Investment Joint Ventures $ 1,163,289 Direct Capitalization Capitalization Rate 5.3% Decrease
Discounted Cash Flow Discount Rate 6.3% – 7.5% (6.7%) Decrease
Sales Comparison Approach Price Per Unit $218 – $322 ($291) Increase
Recent Transaction Transaction Price N/A Increase
Total Real Estate Co-Investment Joint Ventures
$ 1,163,289
(1)
Represents the significant unobservable input used to fair value the underlying real estate property of the joint ventures. The fair value of such financial instruments is the largest component of the valuation of each joint venture as a whole.
(2)
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
Real Estate Co-
Investment Joint
Ventures
Balance as of December 31, 2024 $ 1,171,372
Purchases 136,295
Realized gain (loss) –
Net change in unrealized appreciation/depreciation 32,694
Return of capital distributions (177,072)
Sales –
Transfers into Level 3 –
Transfers out of Level 3 –
Balance as of September 30, 2025 $ 1,163,289
Net change in unrealized appreciation/depreciation for the nine months ended September 30, 2025 related to Level 3 investments held at September 30, 2025 $ 32,694

Fundrise Real Estate Interval Fund, LLC
Notes to Schedule of Investments (UNAUDITED)(Continued)
September 30, 2025

the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.
Affiliated Investments
The Fund invests in one or more affiliated entities. As of September 30, 2025, the investments in affiliated entities consist of co-investments in joint ventures in exchange for membership interests. As of September 30, 2025, the Fund owns 95% of the membership interests in Fundrise SFR JV 2, LLC, 90% of the membership interests in each of Fundrise SFR JV 1, LLC, Fundrise
MF JV 1, LLC, and Fundrise Industrial JV 2, LLC, 60% of the membership interests in Fundrise SFR Dev JV 1, LLC, and 20% of the membership interests in Fundrise Industrial JV 1, LLC. Ownership percentages remained constant during the reporting period.
The affiliated investment securities have not been registered under the Securities Act of 1933, as amended, and thus are subject to restrictions on resale. During the nine months ended September 30, 2025, investments in affiliated entities were as follows (amounts
in thousands):
Non-Controlled Affiliated Investments
Real Estate Co-Investment
Joint Ventures
Balance as
of December
31, 2024
Purchases at
Cost
Proceeds
from Sales
Net Realized
Gain (Loss)
and Capital
Gain
Distributions
Return of
Capital
Distributions
Change in
Unrealized
Appreciation/
Depreciation
Balance as of
September
30, 2025
Total
Dividend
Income
Fundrise SFR JV 1, LLC $ 569,716 $ 27,270 $ – $ – $ (40,554) $ 7,966 $ 564,398 $ –
Fundrise MF JV 1, LLC 233,465 92,250 – – (91,232) 12,809 247,292 –
Fundrise Industrial JV 2, LLC 223,722 6,853 – – (31,860) 7,196 205,911 –
Fundrise SFR JV 2, LLC 112,421 8,740 – – (9,358) 5,078 116,881 –
Fundrise SFR Dev JV 1, LLC 27,112 780 – – (2,325) 31 25,598 –
Fundrise Industrial JV 1, LLC 4,936 402 – – (1,743) (386) 3,209 –
Total $ 1,171,372 $ 136,295 $ – $ – $ (177,072) $ 32,694 $ 1,163,289 $ –